                                                                 Exhibit 23(iii)

                               DIRECTOR'S CONSENT
                               ------------------

         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, the undersigned hereby consents to be named as a nominee for director of FanZ Enterprises, Inc. ("FanZ") in the SB-2 Registration Statement to be filed by FanZ with the Securities and Exchange Commission ("SEC"). The undersigned hereby represents that he/she has received from FanZ a complete copy of the SB-2 and has had the opportunity to review the information included therein. The undersigned also represents that all personal information relating to him/her is accurate as of the date of this consent.

         IN WITNESS WHEREOF, the undersigned has executed this DIRECTOR'S CONSENT as of the 12th day of March, 2001.



                                              /s/ Eugene L. McKenzie
                                              ---------------------------
                                              Signature


                                              Eugene L. McKenzie
                                              ---------------------------
                                              Print Name

                               DIRECTOR'S CONSENT
                               ------------------

         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, the undersigned hereby consents to be named as a nominee for director of FanZ Enterprises, Inc. ("FanZ") in the SB-2 Registration Statement to be filed by FanZ with the Securities and Exchange Commission ("SEC"). The undersigned hereby represents that he/she has received from FanZ a complete copy of the SB-2 and has had the opportunity to review the information included therein. The undersigned also represents that all personal information relating to him/her is accurate as of the date of this consent.

         IN WITNESS WHEREOF, the undersigned has executed this DIRECTOR'S CONSENT as of the 16th day of March, 2001.



                                              /s/ Anthony J. Carbone
                                              ---------------------------
                                              Signature

                                              Anthony J. Carbone
                                              ---------------------------
                                              Print Name

                               DIRECTOR'S CONSENT
                               ------------------

         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, the undersigned hereby consents to be named as a nominee for director of FanZ Enterprises, Inc. ("FanZ") in the SB-2 Registration Statement to be filed by FanZ with the Securities and Exchange Commission ("SEC"). The undersigned hereby represents that he/she has received from FanZ a complete copy of the SB-2 and has had the opportunity to review the information included therein. The undersigned also represents that all personal information relating to him/her is accurate as of the date of this consent.

         IN WITNESS WHEREOF, the undersigned has executed this DIRECTOR'S CONSENT as of the 19th day of March, 2001.



                                              /s/ Walter B. Bowden
                                              ---------------------------
                                              Signature

                                              Walter B. Bowden
                                              ---------------------------
                                              Print Name

                               DIRECTOR'S CONSENT
                               ------------------

         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, the undersigned hereby consents to be named as a nominee for director of FanZ Enterprises, Inc. ("FanZ") in the SB-2 Registration Statement to be filed by FanZ with the Securities and Exchange Commission ("SEC"). The undersigned hereby represents that he/she has received from FanZ a complete copy of the SB-2 and has had the opportunity to review the information included therein. The undersigned also represents that all personal information relating to him/her is accurate as of the date of this consent.

         IN WITNESS WHEREOF, the undersigned has executed this DIRECTOR'S CONSENT as of the 23rd day of March, 2001.



                                              /s/ Arnold G. Busse
                                              ---------------------------
                                              Signature



                                              Arnold G. Busse
                                              ---------------------------
                                              Print Name

                               DIRECTOR'S CONSENT
                               ------------------

         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, the undersigned hereby consents to be named as a nominee for director of FanZ Enterprises, Inc. ("FanZ") in the SB-2 Registration Statement to be filed by FanZ with the Securities and Exchange Commission ("SEC"). The undersigned hereby represents that he/she has received from FanZ a complete copy of the SB-2 and has had the opportunity to review the information included therein. The undersigned also represents that all personal information relating to him/her is accurate as of the date of this consent.

         IN WITNESS WHEREOF, the undersigned has executed this DIRECTOR'S CONSENT as of the 16th day of March, 2001.



                                         /s/ Michael J. Wurtsbaugh
                                         ------------------------------------
                                         Signature

                                         Michael J. Wurtsbaugh
                                         ------------------------------------
                                         Print Name